UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 2, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-13754                  04-3263626
(State or other jurisdic-       (Commission File Number)      (I.R.S. Employer
tion of incorporation)                                       Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)






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Item 7. Financial Statements and Exhibits.

(a.)     Not applicable.

(b.)     Not applicable.

(c.)     Exhibits.

A copy of the notice sent to  Directors  and Section 16 Officers was attached as
Exhibit 99.1 to the Form 8-K filed December 19, 2003 and is incorporated herein by reference.


Item 11.Temporary Suspension Of Trading Under Registrant's Employee Benefit Plan

Correction to Form 8-K filed on December 19, 2003:

On December 19, 2003, the registrant, Allmerica Financial Corporation ("AFC" or the "Company"), filed a Form 8-K reporting that a blackout period would commence after 4:00 p.m. ET, Monday, December 29, 2003 and was expected to end during the week of Sunday, January 18, 2004 (the "Blackout Period") applicable to the Allmerica Financial Employees' 401(k) Matched Savings Plan, Allmerica Financial Agents' Retirement Plan, Allmerica Financial Cash Balance Pension Plan, The Allmerica Financial Cash Balance Pension Plan Excess Benefit Plan, The Allmerica Financial Progress Sharing Excess Benefit Plan, The Allmerica Financial Agents' Retirement Excess Benefit Plan, The Allmerica Financial Agents' Pension Excess Benefit Plan, The Allmerica Financial Executive Deferred Compensation Plan, The Allmerica Financial Short Term Deferred Management Incentive Comp Plan, The Allmerica Financial Long Term Deferred Management Incentive Comp Plan and The Allmerica Financial Deferred Dividends Plan. The Company did not receive notice of the Blackout Period pursuant to section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974. Participants in the plans received timely notice of the Blackout Period.

On December 18, 2003, the Company sent a notice to its directors and officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that the Blackout Period would commence after 4:00 p.m. ET, Monday, December 29, 2003 and was expected to end during the week of Sunday, January 18, 2004, and restricting them from trading in any AFC stock during such period and until the end of the regularly scheduled year end trading blackout. A copy of the notice sent to directors and executive officers was attached as
Exhibit 99.1 to the Form 8-K filed on December 19, 2003 and is incorporated herein by reference.

The actual end date of the Blackout Period was Tuesday morning, January 20, 2004, as reported by the Company on a Form 8-K that day.

During the Blackout Period and for a two year period after the end of the Blackout Period, a security holder or other interested person may obtain, without charge, the actual start and end dates of the Blackout Period by contacting the Secretary of Allmerica Financial Corporation, 440 Lincoln Street, Worcester, MA 01653, (508) 855-2319.


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




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Allmerica Financial Corporation
                                                 -------------------------------
                                                 Registrant

                                             By: /s/ Edward J. Parry III
                                                 -----------------------
                                                 Edward J. Parry, III
                                                 Chief Financial Officer,
                                                 Executive Vice President,
                                                 Principal Accounting Officer,
                                                 and Director






Date: February 2, 2004



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




Exhibit Index

Exhibit 99.1 Notice to Directors and Section 16 Officers, dated December 18, 2003 (incorporated herein by reference to the correspondingly numbered exhibit contained in the Registrant's current report on Form 8-K filed on December 19, 2003).





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